UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
October 28, 2025
Date of Report (date of earliest event reported)
XPEL, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38858	20-1117381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Broadway, Suite 320	78215
San Antonio	Texas
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (210) 678-3700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

(a) Please see Item 5.03 below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 28, 2025, XPEL, Inc. (“XPEL” or the “Corporation”) amended its bylaws (the “Amendment”) to provide that the Eighth Judicial District Court of Clark County, Nevada (or, if the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction, any other state court located within the State of Nevada) shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative (i) brought in the name or right of the Corporation or on its behalf, (ii) asserting a claim for breach of any fiduciary duty owed by any current or former director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any internal action (as defined in NRS 78.046) including any action asserting a claim against the Corporation arising pursuant to any provision of NRS Chapters 78 or 92A, the articles of incorporation or the Bylaws, or any agreement as to which the NRS confers jurisdiction on the district court of the State of Nevada, (iv) to interpret, apply, enforce or determine the validity of the articles of incorporation or the Bylaws or (v) asserting a claim governed by the internal affairs doctrine.

The Amendment also amended the Bylaws to provide that the federal district courts of the United States shall be the sole and exclusive forum for any claim arising under the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation promulgated thereunder, or any claim arising under the Securities Exchange Act of 1934, as amended, or any rule or regulation promulgated thereunder.

The foregoing summary is qualified in its entirety by the copy of the Amendment attached hereto as Exhibit 3.1.

  Item 9.01. Financial Statements and Exhibits

    (d) Exhibits

The following exhibit is to be filed as part of this Form 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT
3.1	First Amendment to Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPEL, Inc.

Dated: November 4, 2025	By: /s/ Barry R. Wood
Barry R. Wood
Senior Vice President and Chief Financial Officer